Lease liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Lease Liabilities [Abstract]
Schedule of the lease liabilities
	As at December 31, 2022	As at December 31, 2021	As at December 31, 2020
Balance, beginning of period	$-	$2,546,160	$-
Additions(2)(3)	602,172	-	2,588,107
Interest	41,299	236,680	216,434
Lease payments	(96,000)	(2,647,669)	(258,381)
Modification of lease(1)	-	(135,171)	-
Balance, end of period	$547,471	$-	$2,546,160
Current portion	$99,957	$-	$111,672
Non-current portion	447,514	-	2,434,488
Total lease liabilities	$547,471	$-	$2,546,160
(1)	On December 31, 2021, the Company entered into a 99-year lease for the 1001 East Delavan facility in exchange for a one-time prepayment of $2.3 million. This long-term lease is treated as a lease modification of the current lease. Refer to note 6.
(2)	In April 2022, the Company entered into a lease for its head office for a term of 5 years. When measuring lease liability, the Company’s incremental borrowing rate applied was estimated to be 10% per annum.

(3)	On February 14, 2020, prior to the closing of the RTO Transaction, BIT Management, LLC, Nyam, LLC and BIT Mining International, LLC (collectively the “Sellers”, all companies controlled by the CEO of Digihost) sold to the Company leasehold improvements and equipment and transferred and assigned the lease of the 1001 East Delavan facility. As consideration, the transaction resulted in an increase in right of use assets and liabilities of $2,588,107. When measuring lease liability, the Company’s incremental borrowing rate applied was estimated to be 10% per annum.

Schedule of maturity analysis - contractual undiscounted cash flows
As at December 31, 2022
Less than one year	$146,880
One to five years	521,635
Total undiscounted lease obligations	$668,515